Exhibit 10.32


                             SECURED PROMISSORY NOTE


$1,000,000.00                                                    April 30, 2004
Note C                                                         Phoenix, Arizona

     FOR VALUE RECEIVED, PHC, Inc., a Massachusetts corporation ("PHC") agrees and promises to pay to the order of Louis C. Kirby ("Kirby"), Carol A. Colombo ("Colombo") and Anthony A. Bonacci ("Bonacci"), or their heirs, successors and assigns (Kirby, Colombo and Bonacci may be collectively referred to herein as the "Lender"), the principal sum of $1,000,000 payable to Lender at Lender's accounts at First National Bank of Arizona, 7150 E. Camelback Road, Ste. 275, Scottsdale AZ 85251, Attention: Mr. Joe Botero, or at such other address as Lender may designate by notice from time to time, without presentment for payment, diligence, grace, exhibition of this Note, protest, or special notice of any kind, all of which are hereby expressly waived. For purposes of this Note, PHC shall be referred to herein as "Debtor." The unpaid balance of this Note at any time shall be the then current Remaining Note Principal (as defined herein), plus interest accrued thereon and costs, expenses and fees chargeable hereunder, which balance may be endorsed hereon from time to time by the holder hereof. The term of this Note will be five (5) years and ninety (90) days, commencing on the date of execution of this Note. All payments due under this Note will be paid by Debtor to each Lender pro-rata, calculated by multiplying the applicable payment amount by each Lender's Percentage Interest.

1. Definitions.

     1.1 Generally. All capitalized terms not defined herein shall have the meanings set forth in that certain Membership Purchase Agreement (the "Purchase Agreement") between PHC, Pivotal Research Centers, L.L.C. ("Pivotal"), and Lenders of even date herewith

     1.2 "EBITDA" for any applicable Note Payment Period means the earnings of the Non-Pivotal Business before interest, taxes, depreciation or amortization and determined in accordance with GAAP.

     1.3  "Adjusted   EBITDA"   means  an  amount  equal  to  the  sum  (without
          duplication) of the EBITDA generated by the Non-Pivotal Business during the applicable Note Payment Period, plus (i) the sum of all principal and interest payments, if any, made by the Non-Pivotal Business to repay any portion of the Acquisition Financing, the Line of Credit, and the Notes, plus (ii) any corporate level overhead charges or expenses assessed against the Non-Pivotal Business by PHC in violation of the provisions of Section 3.10 of the Purchase Agreement.

     1.4 "Note Payment Amount" means an amount equal to the (x) Adjusted EBITDA of the Non-Pivotal Business for the applicable Note Payment Period multiplied by (y) .35.

     1.5 "Note C Shares" means a number of shares of PHC, Inc common stock equal to Two Hundred Thousand Dollars ($200,000.00) divided by the Closing Stock Price (as defined in the Purchase Agreement).

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     1.6  "Note C Shortfall"  means,  with respect to this Note, an amount equal to $1,000,000 minus the sum of all Annual Installment payments made by Debtor during the term of this Note; provided, however, that no Note C Shortfall shall occur in the event the sum of all Annual Installment payments is equal to or greater than $1,000,000.

     1.7 "Note Payment Period" means each of the five Note Payment Periods, the first of which shall commence on the date of execution of this Note and end on December 31, 2004 ("Note Payment Period 1"), the second of which shall commence on January 1, 2005 and end on December 31, 2005 ("Note Payment Period 2"), the third of which shall commence on January 1, 2006 and end on December 31, 2006 ("Note Payment Period 3"), the fourth of which shall commence on January 1, 2007 and end on December 31, 2007 ("Note Payment Period 4") and the fifth of which shall commence on January 1, 2008 and end on December 31, 2008 ("Note Payment Period 5").

     1.8 "Remaining Note Principal" means, on a given date, an amount equal to the principal of this Note minus the sum of all Note Payment Amounts paid by Debtor to Lender pursuant to this Note determined pursuant to
          Section 2.1 hereof prior to such date.

2. Payments. Debtor shall make payments under this Note as follows:

     2.1 Annual Payments. Commencing on March 31, 2005 and on the first day of March each year thereafter through and including March 31, 2009, Debtor shall make annual principal installment payments to Lender (the "Annual Installments"), with such Annual Installments equal to the Note Payment Amount for the applicable Note Payment Period. So, for example, on or before March 31, 2005, Debtor shall pay to Lender an Annual Installment equal to the Note Payment Amount for Note Payment Period 1. All Annual Installment payments shall reduce, on a dollar for dollar basis, the Remaining Note Principal. Debtor shall be responsible for calculating the Note Payment Amount for each Note Payment Period, all of which calculations shall be made in good faith, in accordance with the requirements set forth in this Note, and utilizing commercially reasonable standards of care. Debtor shall provide Lenders with written notice of its findings and financial support for its calculations on or before the payment date of the applicable Annual Installment.

     2.2 No Cap. Lender shall be entitled to receive payments under Section 2.1 of this Note that exceed the face amount of this Note, provided, however that all such payments that in the aggregate exceed the face amount of this Note shall be deemed to be interest income to Lender.

     2.3 PHC Stock. Debtor covenants and agrees that the Note C Shares shall be freely tradable without restriction by December 31, 2008. If, under any circumstances whatsoever, Debtor has not made Annual Installment payments to Owners under Section 2.1 above totaling at least $1,000,000 by February 1, 2009, then Debtor shall deliver to Lender, pro rata, a number of Note C Shares in an amount equal to the Note C Shortfall divided by the Closing Stock Price, provided, however that Debtor's obligations relating to the Note C Shortfall shall not exceed the value of the Note C Shares. So, for example, if by March 31, 2009,


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          Lender has  received  Annual  Installments  under  this Note  totaling
          $800,000,  then Debtor shall,  on or before April 1, 2009,  deliver to
          Lender,   pro-rata,   in  accordance  with  each  Lender's  respective
          Percentage Interest, a number of Note C Shares in an amount equal to $200,000 ($1,000,000 - $800,000 = Note C Shortfall of $200,000)
          divided by the Closing Stock Price.

     2.4 Registration Rights. With respect to all Note C Shares issued to Lender in accordance with the requirements of Section 2.3 above, PHC shall grant to Lender piggyback registration rights the terms and conditions of which must be mutually acceptable to Lender and Debtor, which rights shall become effective immediately upon the issuance of the Note C Shares to Lender. If PHC proposes to register any shares of PHC Stock, then on each such occasion, PHC shall notify Lender in writing ("Participation Notice") and give Lender the opportunity to participate in each such filing and register any Note C Shares then held by Lender. Lender's failure to respond affirmatively, in writing, to any such Participation Notice within ten (10) business days of its delivery shall be deemed a waiver of Lender's right to participate in the registration referenced in such Participation Notice.

3. Application. All payments received by Lender under this Note shall be applied as follows: (a) first to any unpaid charges or amounts due under this Note or the Transaction Documents, other than interest and principal accrued or outstanding under this Note, including without limitation, costs and expenses; (b) second to accrued and unpaid interest under this Note; and (c) third to the outstanding principal balance of this Note.

4. Adjustments to Reflect Actual Collections. If the actual cash collections of the Non-Pivotal Business during any Note Payment Period is less than the Adjusted EBITDA of the Non-Pivotal Business used for determining the Annual Installments, then, the Adjusted EBITDA of the subsequent Note Payment Period (or in the case of Note Payment Period Five, the final Annual Installment) shall be reduced by an amount equal to the shortfall for such Note Payment Period.

5. Prepayment. Debtor may prepay the principal balance of this Note in whole or in part at any time, provided, however, that Debtor shall have no right to prepay without Lender's prior written consent within the last 18 months of the expiration of the term of this Note.

6. Additional Documents. The transaction evidenced by the Notes is also evidenced and secured by: (a) the Security Agreement; (b) the Financing Statements; and (c) the Pledge Agreement.

7.   Default.

     7.1 Events of Default. The existence of any one or more of the following shall constitute an "Event of Default" under this Note:

     7.1.1 Non-Payment. Debtor's failure to make any payment to Lender under any of Note A, Note B or Note C, including, without limitation, any Annual Installment or Quarterly Installment, as applicable, on or before the date such payment is due; or



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     7.1.2 Non-Performance. Debtor's failure to comply timely and fully with any other provision of this Note or any of the other Notes (other than those described in Section 7.1.1 above) within ten (10) calendar days after Lender's delivery of written notice of non-performance.

     7.1.3 Bankruptcy; Insolvency. (a) Debtor making a general assignment for the benefit of creditors; (b) the filing by Debtor of a voluntary petition or application for a custodian, as defined by the Untied States Bankruptcy Code, or for the appointment of a receiver; (c) the filing against Debtor of an involuntary petition or case under any state insolvency law of the United States Bankruptcy Code, including, without limitation, for the appointment of a receiver, and the petition or case remains pending for more than 60 days or the court in which such petition or case is pending approves it or Debtor is adjudicated a bankrupt or becomes a debtor or debtor in possession in any such proceeding; or (d) the commencement, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, of proceedings for the relief of Debtor or for the composition, or arrangement of a substantial portion of the obligations of Debtor or affecting the property of Debtor.

     7.1.4 Assignment; Change in Control. Debtor shall not assign this Note or its obligations hereunder without the prior consent of Lender except in conjunction with a transaction described in Section 10.10 of the Purchase Agreement.

     7.2 Default Interest. Upon the occurrence and continuance of an Event of Default, at the option of Lender without notice to Debtor, all amounts then unpaid under this Note and the Transaction Documents shall bear default interest at the rate of 15% per annum (the "Default Interest Rate") commencing on the initial due date of the failed payment or performance constituting the Event of Default. Interest at the Default Interest Rate shall continue for so long as the Event of Default shall remain uncured and shall be payable monthly on the same day that the Annual Installments are due under Section 2.2, or at the Maturity Date, including any maturity as the result of the acceleration of this Note.

     7.3 Acceleration. In addition to all other rights and remedies Lender may have if an Event of Default shall occur and (i) shall not have been cured within the applicable cure period or, (ii) if no cure period, shall continue for a period of 10 calendar days, Lender, at its option without further notice to Debtor, may declare immediately due and payable the Remaining Note Principal (which shall be equal to the face amount of this Note ($1,000,000) less any principal payments made by Debtor to Lender hereunder) and interest, if any, accrued thereon together with all other sums owed by Debtor under this Note and any other Notes. Lender shall not be entitled to exercise its right to accelerate payment of the Notes, as provided in this Section 7.3, during any period when Kirby or Michael J. Colombo is not in compliance with their respective obligations under Section 3 of their respective Employment Agreements, or Kirby, Colombo and Bonacci are not in compliance with their obligations under Article IV of the Purchase Agreement.



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8.   Remedies  Cumulative.  The remedies of Lender, as provided in this Note and the other Notes, and the remedies of Lenders and Debtor, as provided in the Transaction Documents, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefore shall occur. The exercise or the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

9. Enforcement Costs. If Lender brings suit on any of the Notes or employs an attorney or incurs expenses to interpret or enforce any Note or otherwise to compel payment of any amounts due under any Note or to defend the priority of any of the collateral evidenced by the Pledge Agreement or the Security Agreement or to preserve and enforce its rights in connection with any bankruptcy or other proceeding, Debtor shall pay all reasonable attorneys' fees, costs and expenses actually incurred by Lender as a result thereof. Lender shall be entitled to enforce any of the Notes in any court of competent jurisdiction and shall not be bound by the arbitration provisions set forth in the Purchase Agreement.

10. Maximum Rate of Interest. The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate and the Default Interest Rate (as applicable). Any provision in this Note to the contrary notwithstanding, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees or any sums that may at any time be deemed to be interest by a court of competent jurisdiction, shall not exceed the amount Lender may lawfully collect. If the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees or other sums that may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest that for any month or other interest payment period exceeds the amount
     Lender may lawfully collect, all sums in excess of those lawfully collectible as interest for the period in question automatically shall, without further notice to Debtor, be applied as a reduction of the then outstanding principal balance of this Note or any other amounts due under this Note or the Transaction Documents (other than interest) immediately upon receipt of such sums by Lender, with the same force and effect as if Debtor had specifically designated such excess sums to be so applied to the reduction of such principal balance or such other amounts due; provided, however, that Lender may elect, at any time and from time to time by notice in writing to Debtor, to waive, reduce or limit the collection of any sums (or to refund to Debtor any sums collected) in excess of those lawfully collectible as interest rather than accept such sums on prepayment of the principal balance of this Note or as payment of such other amounts.

11. Notices. All notices or other communications hereunder shall be made in accordance with Section 10.6 of the Purchase Agreement.

12. Waiver of Notice. Debtor hereby waives diligence, grace, demand, presentment for payment, protest, notice of protest, notice of dishonor, notice of demand, notice of nonpayment, exercise of any option hereunder, any homestead or exemption rights and any release or discharge arising from any extension or extensions of time of payment of this Note any other cause of release or discharge arising from any extension or extension of time of payment of this Note, or any other cause of release or discharge other than actual payment in full hereof.

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13.  No Waiver by Lender.  Lender shall not be deemed,  by an act of omission or commission, to have waived any of its rights or remedies under this Note or the Transaction Documents unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in such writing. The acceptance by Lender of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of Lender's remedies under this Note or the Transaction Documents at that time or at any subsequent time or nullify any prior exercise of any such remedies without the express written consent of Lender, except as and to the extent otherwise provided by law. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

14. Transfer by Lender. The term "Lender," as used in this Note, as far as covenants or obligations on the part of Lender are concerned, shall include Lender, and any heirs, successors, assigns or future holders. Except as otherwise provided herein or in the Transaction Documents, Lender may transfer all or part of its interest in this Note or any of the other Transaction Documents without the consent of Debtor and such act or subsequent act shall not be deemed in violation on Lender's part of any of the terms and conditions of this Note or the other Transaction Documents. Upon any transfer by Lender, at Lender's option, Lender may surrender this Note to Debtor for issuance to transferee of a new instrument in replacement of this Note. In the event of any surrender of this Note to Debtor for reissuance or replacement as provided in the immediately preceding sentence, Debtor shall, contemporaneously with such surrender, reissue the Note acknowledging the transferee as the new "Lender" hereunder or, if requested by Lender, execute and deliver to the transferee a replacement Note identical to this Note except identifying the transferee as the Lender hereunder, and Debtor's failure to do so shall be an Event of Default under this Note.

15. Severability. If any term or provision of this Note shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Note shall not be affected thereby, but such term or provision shall be reduced or otherwise modified by such court or authority only to the minimum extent necessary to make it valid and enforceable, and each term and provision of this Note shall be valid and enforceable to the fullest extent permitted by law. If any term or provision cannot be reduced or modified to make it reasonable and permit its enforcement, it shall be severed from this Note and the remaining terms shall be interpreted in such a way as to give maximum validity and enforceability to this Note. It is the intention of the parties hereto that if any provision of this Note is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

16. Acknowledgments. Debtor acknowledges that: (a) with respect to the amounts payable to Lender under this Note, that Debtor has no offset, defense or counterclaim with respect thereto, no claim against Lender or with respect to any document forming part of the transaction in respect of which this Note was made or forming part of any other transaction under which the undersigned is indebted to Lender; (b) all interest imposed under this Note through the date hereof, and all fees and other charges that have been


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     collected from or imposed with respect to this Note were and are agreed to, and were properly computed from or imposed with respect to this Note were and are agreed to, and were properly computed and collected.

17. Headings and Captions. The headings and captions in this Note are for convenience of reference only and shall in no way alter or modify the terms of this Note.

18. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona except for conflict of Law principles in the event of a conflict between the defined terms of this Note and those of the Purchase Agreement, in which case Delaware Law shall govern the interpretation of the defined term.

19.  Time of Essence. Time is of the essence of this Note.


                             PHC, Inc.
                             A Massachusetts corporation



                             By: /s/  Bruce A. Shear
                                 _______________________________
                                      Bruce A. Shear
                             Its:     President







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STATE OF MASSACHUSETTS)
                      ) ss.
County of Essex       )

     On this __ day of February, 2004, before me, the undersigned officer, personally appeared Bruce Shear, who acknowledged himself to be President of PHC, Inc, a Massachusetts corporation and that he, in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        /s/  Janet Esterkes
                                             Notary Public

My Commission Expires:

March 12, 2010






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